Investor Presentation February 20, 2024

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements The information contained in this report may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words "believe," "anticipate," "estimate," "expect," "project," "target," "goal" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality, growth and composition of our loan and investment portfolios; and estimates of our risks and future credit provisions, costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Certain of these risks, uncertainties and assumptions are set forth below as well as the risk factors described in Item 1A. "Risk Factors": • Operating, legal and regulatory risks; • Economic, political and competitive forces; • General economic conditions, either nationally or in our market areas, that are worse than expected included as a result of employment levels and labor shortages, and the effect of inflation, a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; • Legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation; • Monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; • Demand for our financial products and services in our market area; • Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; • The effects of a government shutdown; • Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make; • Fluctuations in real estate values in our market area; • A failure to maintain adequate levels of capital and liquidity to support our operations; • The composition and credit quality of our loan and investment portfolios; • Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; • Changes in the economic assumptions utilized to calculate the allowance for credit losses; • Our ability to access cost-effective funding; • Changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; • Our ability to implement our business strategies; • Our ability to manage market risk, credit risk and operational risk; • Timing and amount of revenue and expenditures; • Adverse changes in the securities markets; • The impact of any military conflict, terrorist act or other geopolitical acts; 2

Safe Harbor Statement (cont’d) Cautionary Note Regarding Forward-Looking Statements • Our ability to enter new markets successfully and capitalize on growth opportunities; • Competition for loans, deposits and employees; • System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; • The failure to maintain current technologies and/or to successfully implement future information technology enhancements; • Our ability to attract and retain key employees; • Other risks and uncertainties, including those occurring in the U.S. and world financial systems; and • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of the report. Univest Financial Corporation (the Corporation) expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based. 3

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity, core net interest income excluding PPP, core noninterest expense excluding purchase accounting (“PA”), core tax equivalent revenue, core pre-tax pre- provision income less net charge-offs (“PTPP-NCO”), average assets excluding PPP, and average interest earning assets excluding excess liquidity and PPP. Management uses these “non-GAAP” measures in its analysis of the Corporation’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

COMPANY OVERVIEW

Univest Company Overview • Headquartered in Souderton, Pennsylvania (Montgomery County) • Bank founded in 1876, holding company formed in 1973 • Engaged in financial services business, providing full range of banking, insurance and wealth management services ◦ Comprehensive financial solutions delivered locally • Experienced management team with proven performance track record • Primarily serving thirteen counties in the Southeastern and Central regions of Pennsylvania, six counties in Western Pennsylvania, three counties in Southern New Jersey and four counties in Maryland • Operating leverage and scale with $7.8 billion of assets, $4.7 billion of assets under management and supervision and agent for $214 million of underwritten insurance premiums as of 12/31/23 6

UVSP by the Numbers 7 7th Largest Diversified Financial Institution Headquartered in PA 5.8%1 Core PTPP-NCO2 <--5-year CAGR--> 8.0% TBV/Share Conservatively Managed Organic Growth Engine ~25% - 30% Fee Income Business Revenue/Total 10.4% 5-yr CAGR Organic Loan Growth w/ Exceptional Asset Quality 10.4% 5-yr CAGR Organic Core Deposit Growth 2nd Largest Bank-owned Insurance Agency in PA 4th Largest Bank-owned Wealth Management business in PA 1. 5-year CAGR is calculated by comparing 2018 Core PTPP-NCO to annualized 2023 Core PTPP-NCO. 2. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation.

Deposits and Liquidity Highlights (As of December 31, 2023) 8 Committed borrowing capacity of $3.4 billion ($1.9 billion available1) Estimated unprotected deposits totaled $1.5 billion3 or 23.3% of total deposits Noninterest-bearing deposits represent 23.0% of total deposits Prudently managed investment portfolio: ~ 6% of total assets Unrealized loss ~ 6%4 of equity5 Brokered deposits totaled $368 million or 4.7% of total assets. Additional available liquidity from future brokered deposits up to $1.2 billion2 Uncommitted funding sources of $369.0 million ($369.0 million unused) 1. Reflects usage of $310.0 million of FHLB advances and $1.130 billion of letters of credit used to collateralize public fund deposits 2. Brokered Deposit policy limit allows for a maximum of 20% of assets 3. Excludes insured, collateralized and internal accounts 4. Includes AFS and HTM investments 5. Excludes AOCI impact of unrealized losses on AFS investments

Deposit and Liquidity Update (As of February 16, 2024)

Deposits

Dollars in thousands	12/31/23	%	2/16/24	%	Change	%
Noninterest-Bearing Deposits	$ 1,468,320	23.0%	$ 1,386,521	22.3%	$ (81,799)	(5.6)%
Demand Deposits	2,973,784	46.6%	2,830,997	45.6%	(142,787)	(4.8)%
Savings Deposits	779,885	12.2%	766,927	12.4%	(12,958)	(1.7)%
Time Deposits	1,153,792	18.1%	1,225,269	19.7%	71,477	6.2%
Total Deposits	**$ 6,375,781**		**$ 6,209,714**		**$ (166,067)**	(2.6)%
Consumer	$ 2,435,674	38.2%	$ 2,386,616	38.4%	$ (49,058)	(2.0)%
Commercial	2,304,778	36.1%	2,289,561	36.9%	(15,217)	(0.7)%
Public Funds	1,267,592	19.9%	1,164,852	18.8%	(102,740)	(8.1)%
Brokered	367,737	5.8%	368,685	5.9%	948	0.3%
Total Deposits	**$ 6,375,781**		**$ 6,209,714**		**$ (166,067)**	(2.6)%
Total estimated unprotected deposits [1]	$ 1,487,359		$ 1,407,000		$ (80,359)	(5.4)%
% of Total deposits	23.3 %		22.7 %			

[1] Excludes insured, collateralized and internal accounts.

Liquidity

	12/31/23		2/16/24		Change	
Dollars in millions	Balance	Unused	Balance	Unused	Balance	Unused
FHLB - Pittsburgh [1]	$ 310.0	$ 1,749.1	$ 310.0	$ 1,880.0	$ —	$ 130.9
Federal Fund Lines (9 Lenders) [2]	—	369.0		334.0	—	(35.0)
FRB - Philadelphia	—	183.3		178.0	—	(5.3)
Univest Financial Corp LOC [3]	—	10.0		10.0	—	—
Total	$ 310.0	$ 2,311.4	$ 310.0	$ 2,402.0	$ —	$ 90.6
Total Broker Deposit Capacity Per Policy [4]		1,556.1		1,526.2		(29.9)
Available Broker Deposit Capacity		1,188.4		1,158.0		(30.4)

[1] Balances do not include letters of credit used to collateralize public fund deposits ($1.130 billion at December 31, 2023 and $1.041 billion at February 16, 2024)
[2] Uncommitted lines ranging from $15 million to $79 million
[3] Holding Company Line of Credit with 3rd Party Financial Institution
[4] 20% of Total Assets

9

Executive Leadership Team 10 Name Age Tenure (yrs) with Univest Title Jeffrey M. Schweitzer 50 16 Chairman, President and CEO, Univest Financial Corporation Michael S. Keim 56 15 Chief Operating Officer, Univest Financial Corporation and President, Univest Bank and Trust Co. Brian J. Richardson 41 7 Senior Executive Vice President, Chief Financial Officer Megan D. Santana 48 7 Senior Executive Vice President, Chief Risk Officer and General Counsel Patrick C. McCormick 46 1 Executive Vice President, Chief Commercial Banking Officer John Haurin 58 7 President, Commercial Banking, East Penn and NJ Division Thomas J. Jordan 56 7 President, Commercial Banking, Central PA Division Christopher M. Trombetta 54 1 President, Commercial Banking, Western PA Division Matthew L. Cohen 41 1 President, Commercial Banking, Maryland Division Ronald R. Flaherty 56 15 President, Univest Insurance, Inc. David W. Geibel 51 10 President, Girard (Univest Wealth Management Division) William J. Clark 59 17 President, Univest Capital, Inc. Brian E. Grzebin 52 5 President, Mortgage Banking Division Eric W. Conner 52 17 Senior Executive Vice President and Chief Information Officer M. Theresa Fosko 53 20 Executive Vice President and Director of Human Resources Briana J. Dona 43 23 Executive Vice President and Managing Director of Innovation Joseph A. Pensabene 57 1 Executive Vice President and Managing Director of Operations Neil D. McHugh 43 0 Managing Director, Deposit Strtegy & Program (joined Univest September 2023) Eleni S. Monios 59 1 Chief Credit Officer 10

Univest Primary Physical Service Area 11 KEY Headquarters Financial Center Regional Center Regional Center (Deposit Taking) Insurance Western PA Maryland Southeastern PA, Central PA and New Jersey

• Univest is one of the two largest community focused financial institutions remaining headquartered in the Philadelphia market (WSFS being the other) • The Corporation's headquarters and main office is located in Souderton, Montgomery County, Pennsylvania, which is located in Southeastern Pennsylvania, approximately thirty-five miles north of Philadelphia. The Corporation provides banking and financial services to customers in 19 counties in the Southeastern, Central and Western regions of Pennsylvania, three counties in New Jersey and four counties in Maryland. • The current Univest financial center network is predominantly concentrated in Bucks, Lancaster, Montgomery and Philadelphia counties Market Opportunity Source: FDIC Market Share Data 12 Market Share (6/30/23) Market Market Rank # of Branches Deposits 6/2023 Share % 6/2022 Share % Montgomery County 4th 12 $3.6B 9.5% 7.2% Bucks County 7th 9 $1.3B 5.4% 5.4% Lancaster County 8th 5 $450M 2.7% 2.9% Philadelphia County 13th 5 $445M 0.6% 0.7%

2024 Strategy 13 Growth in Non-Interest Income Businesses: ■ Prioritize sustainable growth in non-interest income businesses as these businesses are less capital and liquidity intensive Improve Operating Leverage: ■ Execute on cost saving initiatives ■ Leverage investments in technology and process enhancements to drive efficiencies Balance Sheet Optimization: ■ Maintain net interest margin with peer competitive metrics ■ Execute a diversified deposit sourcing strategy ■ Manage loan growth focusing on full relationship customers and prioritizing comprehensive relationships Digital Transformation: ■ Launch loan and deposit tools to increase capture of small business customers ■ Utilize recent technology investments to deepen relationships with existing customers ■ Leverage professional service relationships to enhance digital marketing capabilities Human Capital: ■ Continue to develop and evolve mentor and internship programs ■ Pilot two employee resource groups

Attractive Investment Opportunity 14 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based on price of $20.05 (represents average closing price 2/12/24-2/16/24). 3. Based on analyst average consensus of $1.99 EPS for 2024 (KBW projection of $1.90, Piper Sandler projection of $1.98 and Stephens projection of $2.09). 18.53% 16.14% 1.56% 1.33% 14.05% 12.45% Core PTPP-NCO ROATE Core PTPP-NCO ROAA Core PTPP-NCO ROAE 2022 2023 —% 10.00% 20.00% 30.00% Strong Earnings Performance1 Dividend Yield 4.19% (2) 10.1x Projected 2024 EPS (2)(3) 0.89x Tangible Book Value per Share (1)(2) Attractive Valuation Super-Community Bank Headquartered in attractive Southeastern Pennsylvania market Opportunity and ability to scale and obtain operating leverage Diversified lines of business and revenue streams (i.e. Noninterest Income represents ~25% - 30% of total revenue)

SUMMARY FINANCIAL HIGHLIGHTS

2023 Results 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Includes PA capital stock tax expense - increases efficiency ratio by approximately 170 bps 16 Earnings Loans & Deposits Key Ratios Reported Earnings: $71.1 million $2.41 per Share Core PTPP-NCO1: $100.3 million Reported ROAA: 0.94% Core PTPP-NCO ROAA1: 1.33% Reported ROATE 1: 11.45% Core PTPP-NCO ROATE 1: 16.14% Loan Growth: 7.3% Deposit Growth: 7.8% Average Loan to Deposit Ratio: 105.2% Net Interest Margin1 of 3.12% (tax-equivalent) Reported Efficiency Ratio2 of 66.0% Non-Performing Assets to Total Assets of 0.52% Tangible Equity1 to Tangible Assets of 8.70% and Tangible Book Value Per Share of $22.41 at 12/31/23

$64,978 $68,620 $84,911 $85,340 $87,236 $108,434 $100,321 2017 2018 2019 2020 2021 2022 2023 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Core Pre-Tax Pre-Provision Income less Net Charge-Offs1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 17

$14.44 $15.24 $17.01 $17.66 $20.14 $20.42 $22.41 2017 2018 2019 2020 2021 2022 2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 Tangible Book Value Per Share1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Assumes no Wealth Management or Insurance acquisitions. Target 8-10% Annual Growth 2 2017 - 2023 CAGR = 7.6% 18 12/31/22 vs 12/31/23 $20.42 $2.41 $(0.81) $0.39 $22.41 12/31/22 Earnings Buybacks, Dividends, Other AOCI 12/31/2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1 12/31/21 vs 12/31/23 $20.14 $5.06 $(1.62) $(1.16) $22.41 12/31/21 Earnings Buybacks, Dividends, Other AOCI 12/31/2023 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

Core PTPP- NCO ROAA & ROTE 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 1.49% 1.45% 1.63% 1.51% 1.37% 1.56% 1.33% 2017 2018 2019 2020 2021 2022 2023 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 19.54% 16.33% 18.20% 17.58% 15.77% 18.53% 16.14% 2017 2018 2019 2020 2021 2022 2023 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00% 22.00% 19 Core PTPP-NCO ROAA1 Core PTPP-NCO ROTE1

Net Interest Income 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Pro forma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a pro forma 21% tax rate for all periods presented 3. 2020 - 2022 Core Net Interest Income excludes PPP 20 3.78% 3.72% 3.67% 3.37% 3.18% 3.52% 3.16% 3.78% 3.72% 3.59% 3.16% 3.06% 3.38% 3.12% 0.08% 0.21% 0.12% 0.14% 0.04% Reported NIM (2) PPP & Excess Liquidity Core Net Interest Income (1)(3) 2017 2018 2019 2020 2021 2022 2023 2.60% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 Core Net Interest Margin

62.5% 61.9% 61.4% 60.6% 60.9% 62.4% 66.0% 60.8% 60.1% 60.2% 60.7% 63.2% 59.7% 62.0% Reported Efficiency Ratio (Noninterest Expense/Tax Equivalent Revenue) Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) (1),(2) 2017 2018 2019 2020 2021 2022 2023 50.0% 52.5% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% Efficiency Ratio 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based upon a pro forma 21% tax rate for all periods presented. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 21 UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania as a result of our type of charter. This amount is included in noninterest expense and increases our efficiency ratio by approximately 170 bps compared to other banks that do not have this tax. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense.

Revenue (excluding PPP impact) 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. 2022 is a pro forma annualized figure - (YTD Q3/3x4) Revenue = Net Interest Income + Noninterest Income $ (0 00 ) N on-Interest Incom e % of Total R evenue Net Interest Income (excl PPP) Non-Interest Income Non-Interest Income % of Total revenue 2017 2018 2019 2020 (1) 2021 (1) 2022 (1) 2023 — 50,000 100,000 150,000 200,000 250,000 300,000 350,000 —% 10% 20% 30% 40% 50% 22 Commercial, 66.8% Mortgage, 14.7% Univest Capital, 2.7% Wealth, 8.8% Insurance, 7.1% Revenue Revenue by Line of Business (2023) 1

Fee Income 23 $55,963 $59,240 $60,173 $65,422 $78,328 $83,224 $77,885 $76,824 33% 29% 28% 28% 32% 32% 26% 26% Trust / Wealth Fee Income Insurance Fee Income Mortgage Banking Service Charges on Deposit Accounts Other Service Fee Income BOLI Other % of Total Revenue 2016 2017 2018 2019 2020 2021 2022 2023 $— $12,000 $24,000 $36,000 $48,000 $60,000 $72,000 $84,000 $96,000 —% 10% 20% 30% 40% 50%

Assets and Loans Chart data as of December 31 Assets Excluding PPP Loans: 2020 = $5.9B, 2021 = $7.1B and 2022 = $7.2B $ (0 00 ) $4.2B $4.6B $5.0B $5.4B $6.3B $7.1B $7.2B $7.8B Net Loans & Leases Total Investment Securities Other Assets Cash and Due From Banks 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 24 Assets Loans by Segment (excluding PPP) $3.3B $3.6B $4.0B $4.4B $4.8B $5.3B $6.1B $6.6B Commercial Real Estate Commercial, financial and agricultural Real Estate - Residential Loans to Individuals Lease Financings 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 CAGR = 10.4%

Liabilities and Deposits Chart data as of December 31 $ (0 00 ) $3.7B $4.0B $4.4B $4.7B $5.6B $6.3B $6.4B $6.9B Interest-Bearing Deposits Noninterest-Bearing Deposits Borrowings Other Liabilities 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $ (0 00 ) $3.3B $3.6B $3.9B $4.4B $5.2B $6.1B $5.9B $6.4B DD, Noninterest-Bearing DD, Interest-Bearing Regular Savings Time Deposits 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 25 CAGR = 10.1% Liabilities Deposits

Stable Asset Quality Chart data as of December 31 $ (0 00 ) Nonaccrual Loans and Leases ACL/nonaccrual loans and leases 2016 2017 2018 2019 2020 2021 2022 2023 $— $10,000 $20,000 $30,000 $40,000 $50,000 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% $ (0 00 ) Nonaccrual & 90+ Past Due Loans and Leases Troubled Debt Restructured Loans and Leases Other Real Estate Owned Nonperforming Assets to Total Assets Ratio of Net Charge-offs to Avg Loans and Leases 2016 2017 2018 2019 2020 2021 2022 2023 $— $10,000 $20,000 $30,000 $40,000 $50,000 (0.25)% —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 26 Nonperforming Assets Nonaccrual Loans & Leases

Current Expected Credit Loss (CECL)1 27 $( 00 0) $35.3 $12.9 $36.3 $3.1 $(4.6) $83.0 $(10.5) $(0.4) $(0.2) $71.9 $4.3 $6.7 $(3.9) $79.0 $7.4 $4.4 $(5.4) $85.4 2019 CECL Adoption Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2020 Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2021 Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2022 Loan growth and changes in economic related assumptions Specific Reserves Net Charge- Offs 2023 $— $25.0 $50.0 $75.0 $100.0 1.72% 1.36% 1.29% Coverage Ratio 0.85% 1.10% 1. Reflects the current expected credit loss for loans and leases only; excludes the current expected credit loss for investment securities and unfunded commitments 1.30%

LIQUIDITY AND CAPITAL

Liquidity and Capital All data in millions, as of 12/31/23 Balance Unused FHLB - Pittsburgh* $ 310.0 $ 1,749.1 Federal Fund Lines (9 Lenders)** — 369.0 FRB - Philadelphia — 183.3 Univest Financial Corp. LOC 1 — 10.0 Total $ 310.0 $ 2,311.4 *FHLB remaining capacity is less outstanding letters of credit and advances **Uncommitted lines ranging from $15mm to $79mm 1 Holding Company Line of Credit with 3rd Party Financial Institution Period Amount 2024 $ 140.3 2025 105.1 2026 131.0 2027 87.4 2028 151.6 Total $ 615.4 29 Liabilities & Shareholders’ Equity Borrowing Sources – as of 12/31/23 Wholesale Term Funding Maturities – as of 12/31/23 Business Deposits, 29.6% Public Funds Deposits, 16.3% Consumer Deposits, 31.3% Brokered Deposits, 4.7% Other Borrowings, 4.1% Subordinated debt, 1.9% Other Liabilities, 1.3% Shareholders’ Equity, 10.8% $7.8 Billion at 12/31/23

Strong Capital Ratios Provide for Operating Flexibility 30 Tier 1 (Leverage) 8.84% 10.48% 10.13% 10.02% 9.08% 9.13% 9.81% 9.36% 5.00% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (12/31/23) 2016 2017 2018 2019 2020 2021 2022 2023 —% 5.00% 10.00% 15.00% Tier 1 (Common/RBC) 9.42% 11.11% 10.88% 11.03% 10.76% 11.08% 10.37% 10.58% 8.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (12/31/23) 2016 2017 2018 2019 2020 2021 2022 2023 —% 5.00% 10.00% 15.00% Total (RBC) 12.44% 14.00% 13.70% 13.78% 15.31% 13.77% 13.67% 13.90% 10.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp (12/31/23) 2016 2017 2018 2019 2020 2021 2022 2022 —% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity to Tangible Assets 7.97% 9.68% 9.29% 9.59% 8.40% 8.56% 8.49% 8.70% 2016 2017 2018 2019 2020 2021 2022 12/31/23 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 and Common Equity Tier 1 Capital Ratios are the same.

Largest Deposit Relationships 1 – As of 12/31/23 31 Deposits Balance Rank Type (000s) 1 Public Funds 216,644 2 Bus / Corp 84,834 3 Bus / Corp 66,785 4 Bus / Corp 58,260 5 Public Funds 53,901 6 Public Funds 46,035 7 Public Funds 44,623 8 Public Funds 43,838 9 Public Funds 42,565 10 Public Funds 42,452 11 Public Funds 42,135 12 Bus / Corp 41,664 13 Bus / Corp 39,934 14 Public Funds 38,557 15 Public Funds 36,631 16 Public Funds 34,906 17 Public Funds 33,435 18 Public Funds 31,240 19 Bus / Corp 29,737 20 Public Funds 27,542 1. Excludes Brokered Deposits and CD’s

Investments Corporate Bonds (in millions) Moody’s Rating Aa3 1.0 Aa2 1.5 Aa1 — Aaa 0.5 A3 15.4 A2 20.5 A1 42.5 Baa2 — Baa1 — WR — N/A 10.0 Total 91.4 32 MBS/ CMO 82.4% Other 0.7% Corporate Bonds 16.5% Municipal Bonds 0.5% $501 Million at 12/31/23 Investment Portfolio Investment Portfolio Details

LOAN PORTFOLIO DETAIL AND CREDIT OVERVIEW

Loan & Lease Detail Chart Data is as of December 31 2020 - 2022 Total Loans excludes PPP 34 1,375 1,542 1,741 2,040 2,459 2,719 3,028 3,303 823 896 938 947 893 956 1,087 990 175 176 216 233 243 284 382 394 294 342 363 374 381 410 478 517 30 28 33 30 27 26 28 28 291 322 388 439 488 541 730 909 163 184 186 174 167 159 177 179 135 130 142 149 165 185 211 247 Real estate-commercial Commercial, Financial and Agricultural Real estate-construction Real estate-residential secured for business purpose Loans to individuals Real estate-residential secured for personal purpose Real estate-home equity secured for personal purpose Lease financings 2016 2017 2018 2019 2020 2021 2022 2023 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000

Largest Loan Exposures – As of 12/31/23

Commercial Real Estate and Residential Real Estate Secured for Business Purposes
$4,214M | Avg Loan Size $607K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	Car Dealerships	Pass	$ 44,508	Southeastern PA
2	CRE - Retail	Pass	$ 42,218	Southeastern PA
3	CRE - Mixed-Use	Pass	$ 39,500	Southeastern PA
4	Food Processing & Real Estate Development	Pass	$ 37,396	Southeastern PA
5	CRE - Multi-family	Pass	$ 36,677	New Jersey
6	Land Subdivision(s)	Pass	$ 36,316	Southeastern PA
7	CRE - Office	Pass	$ 34,301	Southeastern PA
8	CRE - Various	Pass	$ 34,299	Central PA
9	CRE - Various	Pass	$ 34,090	Lehigh Valley
10	Car Washes	Pass	$ 33,708	Pennsylvania/New Jersey

Commercial & Industrial
$990M | Avg Loan Size $328K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	Private Equity & Special Purpose Entities	Pass	$ 50,000	Southeastern PA
2	Rental and Leasing Services	Pass	$ 45,000	New Jersey
3	Motor Vehicle and Parts Dealers	Pass	$ 45,000	Southeastern PA
4	Private Equity & Special Purpose Entities	Pass	$ 36,000	Southeastern PA
5	Poultry Farms and Processing	Pass	$ 34,669	Central PA
6	Merchant Wholesalers, Durable Goods	Pass	$ 33,321	Northeastern PA
7	Folding Paperboard Box Manufacturing	Pass	$ 31,645	Southeastern PA
8	Private Equity & Special Purpose Entities	Pass	$ 31,500	Southeastern PA
9	Private Equity & Special Purpose Entities	Pass	$ 30,000	New York
10	Truck Transportation	Pass	$ 29,949	New Jersey

Equipment Finance
$247M | Avg Balance per Account $47K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	School District	---N/A---	$ 3,179	Pennsylvania
2	Storage Facility		$ 2,312	New Jersey
3	Fire Department		$ 1,289	New Jersey
4	Landscaping		$ 1,193	New Hampshire
5	School District		$ 1,138	Pennsylvania
6	Police Department		$ 1,108	Pennsylvania
7	School District		$ 1,087	New Jersey
8	Construction		$ 1,074	New Jersey
9	School District		$ 1,034	New Jersey
10	Township		$ 950	Pennsylvania

Consumer Loans
$1,229M | Avg Loan Size $418K (Res Mtg) / $37K (HE) / $17K (Cons)

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	1-4 Family Residential	---N/A---	$ 6,326	Florida
2	Constr-Perm 10yr ARM 1-4 Family Res.		$ 4,500	Connecticut
3	Constr-Perm 10yr ARM 1-4 Family Res.		$ 3,153	Pennsylvania
4	Constr-Perm 15yr ARM 1-4 Family Res.		$ 3,118	Connecticut
5	1-4 Family Residential		$ 3,112	Florida
6	1-4 Family Residential		$ 3,024	New Jersey
7	1-4 Family Residential		$ 2,997	New Jersey
8	1-4 Family Residential		$ 2,770	New Jersey
9	1-4 Family Residential		$ 2,732	New Jersey
10	1-4 Family Residential		$ 2,623	New Jersey

35

Loan Portfolio Overview – As of 12/31/23

Industry Description		Total Outstanding Balance	% of Commercial Loan Portfolio
CRE - Retail	$	469,890	9.0 %
Animal Production		361,597	6.9
CRE - Multi-family		320,176	6.2
CRE - Office		299,718	5.8
CRE - 1-4 Family Residential Investment		285,559	5.5
CRE - Industrial / Warehouse		248,611	4.8
Hotels & Motels (Accommodation)		190,639	3.7
Specialty Trade Contractors		164,798	3.2
Education		161,325	3.1
Homebuilding (tract developers, remodelers)		153,239	2.9
Nursing and Residential Care Facilities		150,666	2.9
Motor Vehicle and Parts Dealers		138,581	2.7
Merchant Wholesalers, Durable Goods		118,351	2.3
CRE - Mixed-Use - Residential		110,458	2.1
Crop Production		103,285	2.0
Repair and Maintenance		97,682	1.9
Wood Product Manufacturing		85,292	1.6
Real Estate Lenders, Secondary Market Financing		80,755	1.6
Rental and Leasing Services		79,767	1.5
Fabricated Metal Product Manufacturing		73,545	1.4
CRE - Mixed-Use - Commercial		72,685	1.4
Religious Organizations, Advocacy Groups		72,685	1.4
Personal and Laundry Services		72,117	1.4
Administrative and Support Services		70,754	1.4
Amusement, Gambling, and Recreation Industries		70,686	1.4
Merchant Wholesalers, Nondurable Goods		65,491	1.3
Food Services and Drinking Places		65,143	1.3
Private Equity & Special Purpose Entities (except 52592)		63,447	1.2
Miniwarehouse / Self-Storage		61,964	1.2
Food Manufacturing		59,662	1.1
Truck Transportation		53,306	1.0
Industries with >$50 million in outstandings	**$**	**4,421,874**	**85.0 %**
Industries with <$50 million in outstandings	$	782,111	15.0 %
Total Commercial Loans	**$**	**5,203,985**	**100.0 %**

Consumer Loans and Lease Financings		Total Outstanding Balance
Real Estate-Residential Secured for Personal Purpose	$	909,015
Real Estate-Home Equity Secured for Personal Purpose		179,282
Loans to Individuals		27,749
Lease Financings		247,183
Total Consumer Loans and Lease Financings	**$**	**1,363,229**
Total	**$**	**6,567,214**

36

Credit Infrastructure 37 Approval Process Credit / Risk Owns Borrower Risk Risk Assessment/Analysis Portfolio Risk Assessment Credit Risk Structure Underwriting Process Approval Sign-Off Independent Loan Review Line of Business Owns Borrower Relationship Business/Industry Expertise or Analysis Transaction Structure Negotiations Term Sheet Shared Approval Process RISK Management Process Experienced credit team Conservative credit culture Centralized credit underwriting process Significant Management oversight via committee approvals for $10 million or greater

• Limited single signature lending authority. Joint signature up to $10.0MM, then management level loan committee for the largest exposures. ◦ Itemized report of all closed loans of $500K or more reported weekly to Officers Loan Committee. • Robust independent loan review process, using team based audits with risk based scope. • Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. • Management of risk appetite through quarterly reporting to Enterprise Risk Management Committee of the Board (“ERM”). ◦ In-House commercial concentrations levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report. • CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee, meeting regulatory expectations for portfolio stress testing. • Independent departments for appraisal and environmental report ordering, construction loan disbursement and monitoring. • Chief Risk Officer (Megan Santana) reports directly to the Board of Directors. Credit Overview 38

LINE OF BUSINESS OVERVIEW

Commercial Banking • As of 1/31/24, 88 lenders, relationship managers and portfolio managers operating in four divisions established by geography: ◦ East Penn and New Jersey: Bucks, Montgomery, Chester, Delaware, Berks, Philadelphia, Lehigh and Northampton counties in Pennsylvania and Cape May, Atlantic and Burlington counties in New Jersey ◦ Central PA: Lancaster, York, Cumberland, Lebanon and Dauphin counties ◦ Western PA: Allegheny, Beaver, Butler, Fayette, Washington and Westmoreland counties ◦ Maryland: Baltimore, Baltimore City, Howard and Anne Arundel counties • Average loan size ◦ Commercial real estate - $607K ◦ C&I - $328K ◦ Tax-exempt - $1.3M • Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services Tax-Exempt, 3.4% C&I, 17.8% Commercial Real Estate, 78.8% $5.2 billion, represents 79.2% of loans *includes $517 million of Residential Real Estate secured for Business Purpose 40 Commercial Banking Commercial Loan Detail as of 12/31/23

Consumer Banking • 27 financial service centers located in Bucks, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA; also operating 10 retirement centers in Bucks and Montgomery counties and 12 Regional Centers (Deposit Taking) • Proactively addressed continued reduction in transactional volume by closing 22 financial centers and 4 retirement centers since September 2015; Reinvesting savings in our digital solutions and expanded operating footprint • Financial centers staffed by combination of personal bankers and tellers, providing both transaction and consultative services augmented by technology • Focused on creating seamless customer experience between in-person and digital • Growth strategy focused on obtaining consumer business from commercial customers and their employee base 41

Mortgage Banking • As of 1/31/24, 54 Loan Officers predominately operating in Bank’s core footprint • Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA ◦ FNMA and FHLMC eligible loans sold with servicing retained ◦ GNMA issuer ◦ FHA, VA and USDA loans currently sold primarily to correspondents with servicing released; we will be ramping up in-house securitization with servicing retained ◦ Portfolio primarily non-conforming (size) hybrid ARMs • $1.6 billion in loans serviced for others as of 12/31/23; $8.5 million in mortgage servicing rights • Residential mortgages (includes home equity loans) on balance sheet of $1.1 billion or 16.6% of total loans as of 12/31/23 Chart data for the year ended December 31 42 $ (0 00 ) M SR A sset V alue ($000) Agency Correspondent Portfolio MSR Asset 2016 2017 2018 2019 2020 2021 2022 2023 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 Mortgage Banking Residential Mortgage Originations

Univest Capital, Inc. • Equipment financing business with $247 million in lease receivables as of 12/31/23 • Average lease size $47,000 typically with four-year term • Primary industries served: health care, education, automotive, golf/turf, C&I equipment and energy • Manage residual risk by primarily using $1 buyout leases and equipment finance agreements (~$1.2 million of residuals as of 12/31/23) Chart data as of December 31 43 $ (0 00 ) Y ield Commercial Government Yield 2016 2017 2018 2019 2020 2021 2022 2023 — 40,000 80,000 120,000 160,000 200,000 240,000 280,000 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Univest Capital Lease Financing

Wealth Management • Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust • The wealth management division operates under the Girard brand (i.e., Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC) • Organic growth supplemented by acquisition ◦ Trust powers obtained in 1928 ◦ Broker / Dealer acquired in 1999 ◦ Municipal pension operation acquired in 2008 ◦ Registered investment advisor, Girard Partners, acquired in 2014 • $4.7 billion in assets under management/ supervision at 12/31/23 Chart data as of December 31 $ (0 00 ) RIA & Pension Services Broker/Dealer Trust 2016 2017 2018 2019 2020 2021 2022 2023 — 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 44 Wealth Management Assets Under Management

Insurance • Independent insurance agency with more than 60 carrier relationships • Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions • Built via a series of eight acquisitions beginning in 2000 • Agent for written premiums of $214 million as of 12/31/23. Chart data as of December 31 $ (0 00 ) Commercial Personal Employee Benefits 2016 2017 2018 2019 2020 2021 2022 2023 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 45 Insurance Agent Written Premiums

APPENDIX (Non-GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations

$s in millions	2017	2018	2019	2020	2021	2022	2023
1. Tangible Common Equity							
Shareholders' Equity	$ 603,374	$ 624,133	$ 675,122	$ 692,472	$ 773,794	$ 776,500	$ 839,208
Less: Goodwill	172,559	172,559	172,559	172,559	175,510	175,510	175,510
Less: Other Intangibles [1]	7,357	5,264	3,815	2,580	4,210	3,251	2,405
Tangible Common Equity	$ 423,458	$ 446,310	$ 498,748	$ 517,333	$ 594,074	$ 597,739	$ 661,293
2. Average Tangible Common Equity							
Average Shareholders' Equity	$ 527,087	$ 612,197	$ 652,453	$ 668,201	$ 734,456	$ 771,499	$ 805,667
Less: Average Goodwill	172,559	172,559	172,559	172,559	172,810	175,510	175,510
Less: Average Other Intangibles [1]	8,751	6,258	4,548	3,181	2,338	3,694	2,802
Average Tangible Common Equity	$ 345,777	$ 433,380	$ 475,346	$ 492,461	$ 559,308	$ 592,295	$ 627,355
3. Core Net Interest Income excluding PPP							
Net Interest Income	$ 143,176	$ 158,062	$ 169,232	$ 174,361	$ 188,383	$ 218,297	$ 219,997
Tax Equivalent Interest Income [2]	5,637	2,649	2,594	2,466	2,128	1,915	1,199
Net Interest Income Tax Equivalent	$ 148,813	$ 160,711	$ 171,826	$ 176,827	$ 190,511	$ 220,212	$ 221,196
Less: PPP Net Interest Income	—	—	—	7,862	15,032	797	—
Core Net Interest Income excluding PPP	$ 148,813	$ 160,711	$ 171,826	$ 168,965	$ 175,479	$ 219,415	$ 221,196
4. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax							
Noninterest expense	$ 130,713	$ 137,239	$ 146,090	$ 154,998	$ 167,409	$ 186,774	$ 197,362
Less: Restructuring costs	—	571	—	1,439	—	184	1,519
Plus: FDIC Small Bank Assessment Credit	—	—	1,102	—	—	—	—
Plus: Capitalized compensation for PPP Loans	—	—	—	1,280	616	—	—
Less: Digital transformation	—	—	—	—	—	3,806	1,558
Less: Market Expansions	—	—	—	—	—	705	4,025
Core Noninterest Expense	$ 130,713	$ 136,668	$ 147,192	$ 154,839	$ 168,025	$ 182,079	$ 190,260
Less: Bank Capital Stock Tax Expense	3,644	3,857	3,895	4,376	4,728	4,833	5,038
Core Noninterest Expense, excl PA shares tax	$ 127,069	$ 132,811	$ 143,297	$ 150,463	$ 163,297	$ 177,246	$ 185,222

1. Amount does not include mortgage servicing rights
2. Based upon a pro forma 21% tax rate for all periods presented.

47

Appendix – Non-GAAP Reconciliations (cont.)

$s in millions		2017		2018		2019		2020		2021		2022		2023
5. Core Tax Equivalent Revenue														
Total Revenue	$	202,416	$	218,235	$	234,654	$	252,689	$	271,607	$	296,182	$	296,821
Plus: Tax Equivalent Adjustment		6,697		3,493		3,439		3,248		3,186		2,922		2,046
Tax Equivalent Revenue [1]	$	209,113	$	221,728	$	238,093	$	255,937	$	274,793	$	299,104	$	298,867
Less: BOLI Death Benefits (Tax Equivalent)		—		715		—		—		1,392		1,237		—
Less: PPP Net Interest Income		—		—		—		7,862		15,032		797		—
Core Tax Equivalent Revenue	$	209,113	$	221,013	$	238,093	$	248,075	$	258,369	$	297,070	$	298,867
6. Core Pre-Tax Pre-Provision Income less Net Charge-offs ("PTPP-NCO")														
Pre-Tax Income	$	61,811	$	60,686	$	80,053	$	56,897	$	114,330	$	97,210	$	88,689
Plus: Provision for Credit Losses		9,892		20,310		8,511		40,794		(10,132)		12,198		10,770
Less: BOLI Death Benefits		889		446		—		—		1,101		977		—
Plus: Restructuring Charges		—		571		—		1,439		—		184		1,519
Less: Net Charge-offs		5,836		12,501		2,551		4,648		213		3,895		5,397
Less: FDIC Small Bank Assessment Credit		—		—		1,102		—		—		—		—
Less: PPP Activity		—		—		—		9,142		15,648		797		—
Plus: Digital transformation		—		—		—		—		—		3,806		1,558
Plus: Market Expansions		—		—		—		—		—		705		3,182
Core PTPP-NCO	$	64,978	$	68,620	$	84,911	$	85,340	$	87,236	$	108,434	$	100,321
Plus: Intangible expense		2,582		2,166		1,595		1,216		979		1,293		938
Core PTPP-NCO excluding intangible expense	$	67,560	$	70,786	$	86,506	$	86,556	$	88,215	$	109,727	$	101,259
7. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans														
Average Interest Earning Assets	$	3,938,520	$	4,321,322	$	4,783,680	$	5,594,910	$	6,232,133	$	6,520,116	$	7,096,690
Less: Average PPP Loans		—		—		—		342,920		281,484		7,939		—
Less: Average Excess Liquidity [2]		—		94,669		101,760		234,372		436,351		285,875		90,309
Avg Int Earning Assets excl. Excess Liq. & PPP	$	3,938,520	$	4,226,653	$	4,681,920	$	5,017,618	$	5,514,298	$	6,226,302	$	7,006,381
8. Average Assets Excluding PPP														
Average Assets	$	4,356,540	$	4,737,772	$	5,224,583	$	6,006,877	$	6,655,443	$	6,956,292	$	7,557,058
Less: Average PPP Loans		—		—		—		342,920		281,484		7,939		—
Average Assets Excluding PPP	$	4,356,540	$	4,737,772	$	5,224,583	$	5,663,957	$	6,373,959	$	6,948,353	$	7,557,058
9. Total Loans excluding PPP														
Total Loans	$	3,620,067	$	4,006,574	$	4,386,836	$	5,306,841	$	5,310,017	$	6,123,230	$	6,567,214
Less: PPP Loans		—		—		—		483,773		31,748		2,147		—
Total Loans excluding PPP	$	3,620,067	$	4,006,574	$	4,386,836	$	4,823,068	$	5,278,269	$	6,121,083	$	6,567,214

1. Based upon a pro forma 21% tax rate for all periods presented.
2. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million

48